Exhibit 99.1

Report of Independent Accountants on Applying

Agreed-Upon Procedures

Ford Credit Auto Receivables Two LLC

One American Road

Dearborn, Michigan 48126

Ford Motor Credit Company LLC

One American Road

Dearborn, Michigan 48126

We have performed the procedures enumerated below, which were agreed to by Ford Motor Credit Company LLC (“Ford Credit” or “you”) on behalf of itself and its special purpose subsidiary, Ford Credit Auto Receivables Two LLC (the “Depositor”), to perform the procedures enumerated below, which are agreed to by Ford Credit, the Depositor and by other third parties who execute an agreement with PwC in which such party accepts responsibility for the sufficiency of the procedures performed (such third parties collectively referred to herein as the “Specified Parties”).  . The procedures were performed in connection with the potential issuance by Ford Credit Auto Owner Trust 2018-B (the “Retail Trust”), established by Ford Credit, of asset-backed notes (the “Notes”) collateralized by a static pool of car, light truck and utility vehicle receivables purchased by Ford Credit from dealers and sold to the Retail Trust (the “Receivables”).  The procedures were performed solely to assist you, the Depositor, and the Specified Parties in determining the accuracy of certain attributes of the Receivables.  The addressees are responsible for the offering of the Notes by Ford Credit Auto Owner Trust 2018-B in this transaction (the “Transaction”).

This agreed-upon procedures engagement was performed in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of the agreed-upon procedures is solely the responsibility of Ford Credit, the Depositor, and the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this AUP Report has been requested or for any other purpose.

This AUP Report is intended solely for the information and use of Ford Credit, the Depositor and the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than Ford Credit, the Depositor and the Specified Parties.

If a party has obtained this AUP Report or has access to it without having executed an agreement with PwC in which such party accepts responsibility for the sufficiency of the procedures performed (herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

(i)            Rely upon this AUP Report, and any use of this AUP Report or its contents by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk; and

(ii)           Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this AUP Report or its contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17gG-

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017

T: 646-471-3000, F: 813-286-6000, www.pwc.com/us

Report of Independent Accountants on Applying Agreed Upon Procedures
Ford Credit Auto Owner Trust 2018-B
October 8, 2018
Page 2 of 6

5 of the Securities Exchanges Act of 1934) without the prior written consent of PwC.

Description of Due Diligence Services

The sample size of 125 was determined by Ford Credit. Ford Credit represents that it selected the sample randomly from the pool of Receivables to be sold to the Retail Trust.

PwC should not be regarded as having in any way warranted or as having given any assurance as to the following items  as detailed in SEC Rule 17g-10 (d)(1) (ii) through (v):

•              Whether the origination of the Receivables conformed to, or were derived from, stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•              The value of the Receivables securing the Notes;

•              Whether Ford Credit complied with federal, state, and local laws or regulations; and

•              Any other factor or characteristic of the Receivables that may be material to the likelihood that the Notes will pay interest and principal in accordance with applicable terms and conditions.

PwC should not be regarded as having in any way warranted or as having given any assurance to any other procedures than those detailed in this AUP Report.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

With respect to any terms or requirements of the Transaction offering documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction offering documents.

It should be understood that we make no representations as to:

(i)            questions of legal interpretation;

(ii)           the sufficiency of these procedures;

(iii)          the adequacy of the sample size as provided by Ford Credit, nor do we draw any conclusions about the entire pool of Receivables based on the sample size and results of the procedures performed; and

(iv)          the completeness, accuracy, appropriateness, quality or integrity of any of the information provided by Ford Credit or any other party for purposes of PwC performing the procedures agreed to by Ford Credit, the Depositor and the Specified Parties.  The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us.

These procedures should not be taken to replace any additional inquiries or procedures that you would undertake in consideration of the Transaction.

We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion on the information provided including financial data or assertions, subject to the procedures described below.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Report of Independent Accountants on Applying Agreed Upon Procedures
Ford Credit Auto Owner Trust 2018-B
October 8, 2018
Page 3 of 6

We did not perform any procedures with respect to the fair value for the Notes and thus PwC expresses no opinion on the fair value of the Notes.

I.     Data, Information and Documents Provided

Ford Credit provided the following data, information, and documents related to a sample of 125 retail installment sale contracts selected by Ford Credit as of October 1, 2018 (the “Cutoff Date”), which Ford Credit represents was selected randomly from the pool of retail installment sale contracts to be sold to the Retail Trust (the “Sample Receivables”):

(A)  Copies of, or access to, the following documents as applicable (the “Contract Files”):

(1)   The Retail installment sale contract with security interest clause and Truth-In-Lending disclosure statements signed by the obligor (the “Contract”),

(2)   Any correction notices to the information contained in the Contract (the “Correction Notices”),

(3)   Any Contract Modification Agreements completed by the parties to the Contract (the “Contract Modification Agreement”),

(4)   Any California Used Vehicle Exception form submitted by a dealer for a Contract (the “California Used Vehicle Exception Form”),

(5)   Any Substitution of Collateral Agreements or Transfer of Equity Agreements (the “Substitution or Transfer Agreements”) related to the Contract,

(6)   Any Certificate of title, motor vehicle lien statement, application for title, application for registration for motor vehicle, certificate of origin or manufacturer statement of origin for a vehicle (for overseas military contracts when the vehicle is delivered overseas), or other evidence (including Secure Title reporting for electronic titling states) showing security interest in the financed vehicle (the “Title Documents”), and

(7)   The vehicle window sticker or dealer invoice, if requested.

(B)  An Excel data file containing certain data fields for the Sample Receivables on October 2, 2018, which Ford Credit represents is from Ford Credit’s LA System (the “Sample Receivables Extract File”).

(C)  An Excel file containing vehicle make and model mapping lists for each vehicle in the pool of receivables (“Vehicle Mapping File”).

The data, information and documents listed above and provided by Ford Credit are collectively referred to as the “Data, Information, and Documents”.

II.    Procedures Performed

We performed the following agreed-upon procedures on the Sample Receivables. For purposes of the procedures below, dollar amounts and percentages that differed only as a result of rounding were

Report of Independent Accountants on Applying Agreed Upon Procedures
Ford Credit Auto Owner Trust 2018-B
October 8, 2018
Page 4 of 6

deemed to be in agreement. In the event that a document was not clear, data was missing, or there was a question about the information contained in the document relevant to performance of the agreed-upon procedures, we contacted Ford Credit’s Field Operations Manager or a designee as identified by Ford Credit for clarification prior to reporting any exceptions.  Our findings as a result of performing the procedures are attached in Exhibit I.

(A)          For each Sample Receivable, we observed the Contract and Title Documents noting the absence of the Contract and Title Documents as exceptions, provided that if the contract date is within 30 days of the Cutoff Date the absence of Title Documents was not noted as an exception.

(B)          For each Sample Receivable, we observed the obligor’s signature and the Truth-In-Lending disclosure statement on the Contract.

(C)          For each Sample Receivable, we:

(1)   Agreed the vehicle identification number; contract date; original amount financed; annual percentage rate (“APR”); number of payments; first monthly payment date, and model year of the financed vehicle on the Contract to the Sample Receivables Extract File.  In performing this procedure, if the Contract was an electronic contract, we used the earliest buyer’s signature date and agreed it to the Sample Receivables Extract File.

(2)   Agreed the new, used or demonstrator description of the financed vehicle on the Contract to the Sample Receivables Extract File.

(3)   Agreed the use for which the financed vehicle was purchased on the Contract to the Sample Receivables Extract File.

For purposes of this procedure, the use was personal if (i) the buyer is an individual and personal, family or household use is designated on the Contract or (ii) no designation is made on the Contract and the buyer is an individual.  The use was commercial if (i) anything other than personal, family or household use is designated on the Contract (e.g., business, commercial, agricultural, hazardous, etc.) or (ii) the buyer is an entity or a business regardless of the designation or the absence of a designation.

(4)   Agreed the make and model of the Ford Motor Company manufactured vehicle on the Contract to the Sample Receivables Extract File using the Vehicle Mapping File and the vehicle window sticker or dealer invoice as needed.

For purposes of this procedure, Ford Motor Company manufactured vehicle means a Ford, Lincoln and Mercury vehicle.

(5)   Computed the APR, using the original amount financed, the number of payments, contract date, first payment due date, payment frequency and the original scheduled lpayment amount, using payment terms as reflected on the Contract and compared our result to the corresponding APR on the respective Contract.

For purposes of this procedure, (i) if the difference was greater than 0.125 percent, it was noted  as an exception; (ii) for contracts that have a value greater than $0 on the Deferred Downpayment line, we excluded the deferred downpayment amount and date

Report of Independent Accountants on Applying Agreed Upon Procedures
Ford Credit Auto Owner Trust 2018-B
October 8, 2018
Page 5 of 6

in the payment schedule when recalculating the APR; and (iii) if Correction Notices, Contract Modification Agreements, California Used Vehicle Exception Form or Substitution or Transfer Agreements for the Sample Receivable exists, the information on these documents was used in computing APR as applicable (using the date of each document to apply such document in chronological order).

(6)   Agreed that if a co-buyer, co-obligor or guarantor is indicated on the Contract that the Number of Endorsers on the Sample Receivables Extract File is “1”.

For purposes of this procedure C, if information on the Contract did not agree to the Sample Receivables Extract File, we compared such information on the Sample Receivables Extract File to the Correction Notices, Contract Modification Agreements, California Used Vehicle Exception Form, Substitution or Transfer Agreements or Title Documents for the Sample Receivable, using the date of each document to apply such document in chronological order.

(D)          If a Title Document was found in the Contract File, we observed that such document notes the security interest of Ford Credit or Lincoln Automotive Financial Services (with allowable name variations and abbreviations), and, in the case of an application for title, that it was signed by the appropriate party.

The procedures enumerated above were performed as of the date of this AUP Report and are completed. We disclaim any consideration of any events and circumstances occurring after the date of this AUP Report. Further, we have no obligation to update this letter because of events occurring, or data, information, or documents coming to our attention, subsequent to the date of this letter.

/s/ PricewaterhouseCoopers LLP

New York, New York

October 8, 2018

Report of Independent Accountants on Applying Agreed Upon Procedures
Ford Credit Auto Owner Trust 2018-B
October 8, 2018
Page 6 of 6

Exhibit I

Sample Receivable	Procedure	Exception
69	C2	The Sample Receivables Extract File shows “N” (indicating “New”) as the description of the financed vehicle. The Contract shows “D” (indicating “Demo”) as the description of the financed vehicle.
109	C1	The Sample Receivables Extract File shows “7/28/2018” for Contract Date. The Contract shows “7/27/2018” for the Contract Date.